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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2008
Date of Report (Date of earliest event reported)

RMR REAL ESTATE FUND
(Exact Name of Registrant as Specified in Charter)

Massachusetts (State or other Jurisdiction of Incorporation)	811-21241 (Commission File No.)	76-0702621 (IRS Employer Identification No.)
400 Centre Street, Newton, Massachusetts 02458 (Address of principal executive offices, including zip code)

(617) 332-9530
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

        On August 26, 2008, RMR Real Estate Fund ("RMR") and two other publicly traded closed end funds, all of which are managed by RMR Advisors, Inc. (the "Advisor"), announced that their Boards of Trustees had approved proposed mergers of their respective funds and that a registration statement on Form N-14, including a preliminary Joint Proxy Statement/Prospectus, was filed with the U.S. Securities and Exchange Commission (the "SEC") in connection with those mergers, which are referred to in the Form N-14 as "reorganizations." Those other two funds affected are RMR Hospitality and Real Estate Fund ("RHR") and RMR F.I.R.E. Fund ("RFR"). If the mergers proceed, each fund will become part of RMR Real Estate Income Fund, a newly formed Delaware statutory trust ("RIR"), which is also managed by the Advisor. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

        A copy of the Form N-14 is attached as Exhibit 99.2 to this Current Report on Form 8-K for informational purposes only. Although RMR intends to file Current Reports on Form 8-K whenever RIR files an amendment to the Form N-14, it undertakes no obligation to do so. Moreover, the Form N-14, including any amendments thereto, is the registration statement of RIR and not the registration statement of RMR. RMR assumes no responsibility for the contents of the Form N-14, including any amendments to the Form N-14 or otherwise, except to the extent specifically agreed to by RMR pursuant to an agreement and plan of reorganization it expects it may enter into with RIR in connection with the proposed RMR reorganization into RIR.

        This communication is being made in respect of the proposed reorganizations of RHR, RFR and RMR into RIR. In connection with the proposed reorganizations, RIR has filed with the SEC a Registration Statement on Form N-14 containing a preliminary Joint Proxy Statement/Prospectus, which includes proxy statement disclosure of RHR and RFR. Each fund plans to file with the SEC other documents related to the proposed Reorganizations. RIR, RMR, RHR and RFR and their respective trustees, officers and employees and the Advisor and its shareholders, officers and employees and other persons may be deemed to be participants in the solicitation of proxies with respect to the proposed reorganizations. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of RIR's, RMR's, RHR's and RFR's respective trustees, officers and employees and the Advisor's shareholders, officers and employees and other persons by reading the preliminary and definitive Joint Proxy Statements/Prospectuses regarding the reorganizations, filed with the SEC, when they become available. The registration statement has not yet become effective, and the information contained in that filing, including the preliminary Joint Proxy Statement/Prospectus, is not complete and is subject to change. This communication is not intended to, and shall not, constitute an offer to purchase or sell shares of any of the affected funds; nor is the press release intended to solicit a proxy from any shareholder of any of the affected funds. The solicitation of the purchase or sale of securities or of proxies to effect the reorganizations may only be made by a final, effective registration statement, which includes a Joint Proxy Statement/Prospectus, after it is declared effective by the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REORGANIZATIONS.

        Investors may obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents (when they become available) filed with the SEC at the SEC's web site at www.sec.gov. In addition, free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC may also be obtained after the Registration Statement becomes effective by directing a request to: RMR Advisors, Inc., 400 Centre Street, Newton, MA, 02458 or by calling the toll-free number: (866) 790-8165.

Item 9.01.    Financial Statements and Exhibits

(d)	Exhibits
Exhibit 99.1	Press Release dated August 26, 2008
Exhibit 99.2	RMR Real Estate Income Fund's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on August 26, 2008

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2008	RMR REAL ESTATE FUND
	By	/s/ Adam D. Portnoy Adam D. Portnoy President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated August 26, 2008
99.2	RMR Real Estate Income Fund's Registration Statement on Form N-14 filed with the Securities and Exchange Commission on August 26, 2008

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  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits
SIGNATURES